MEDIA RELEASE
Exhibit 99.1
Rocket Lab Announces First Quarter 2025 Financial Results, Posting Quarterly Revenue of $123m Representing 32% Year-on-Year Growth
Long Beach, California. May 8, 2025 – Rocket Lab USA, Inc. (Nasdaq: RKLB) (“Rocket Lab”, “the Company”, “we,” “us,” or “our”), a global leader in launch services and space systems, today shared the financial results for fiscal first quarter ended March 31, 2025.
Rocket Lab founder and CEO, Sir Peter Beck, said: “Rocket Lab has delivered a strong first quarter performance, with wins across our launch and space systems divisions reflected in our near-record $123 million revenue – at the top end of our guidance and a 32% increase year-on-year compared to Q1 2024. We also remain confident in our ability to execute and deliver on what’s set to be another strong quarter, with our Q2 2025 revenue guidance in the $130m-$140 million range – which would reflect the underlying strength of our increasingly diverse business within the current geopolitical climate, showing the resilience of our vertically integrated end-to-end space company business model.
“We’ve also significantly reshaped Rocket Lab these past few years as we’ve completed multiple acquisitions, announced our intention to expand into Europe, and entered new markets. To better align our legal entities with our business objectives and our U.S. Government security requirements for our expanding national security focus, we plan to implement a new holding company structure. This new structure will enable more efficient management and growth of Rocket Lab, while better managing our risks and liabilities. It’s a positive change that supports our further growth across the commercial, civil, and national defense space industries.”
Business Highlights for the First Quarter 2025, plus updates since March 31, 2025.

Launch:
•Successfully on-ramped the Neutron rocket to the Department of Defense’s $5.6 billion National Security Space Launch (“NSSL”) Phase 3 Lane 1 program. Rocket Lab is now one of only five launch providers and the only publicly-traded company selected by the U.S. Space Force as eligible to launch the nation’s highest priority national security missions. As part of the on-ramp to the NSSL program, Rocket Lab received a $5 million task order to perform a capabilities assessment demonstrating the Company’s approach to mission assurance for NSSL launches.
•Signed a Neutron launch contract with the U.S. Air Force to launch a rocket-based point-to-point transportation system experiment. The mission is scheduled for a return-to-Earth launch on Neutron no earlier than 2026.
•Successfully launched five Electron missions for three separate commercial satellite constellation operators in Q1 2025. As of today, Electron remains the world’s most frequently launched small orbital rocket, the United States’ second most-frequently launched rocket annually, and one of only two commercial U.S. rockets to have deployed payloads to orbit multiple times in 2025.
•Awarded a new HASTE launch contract by Kratos for the Department of Defense’s MACH-TB 2.0 program. The mission will launch from Rocket Lab Launch Complex 2 in Virginia no earlier than Q1 2026 and is the first full-scale flight test awarded by Kratos under the $1.45 billion MACH-TB 2.0 program.
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•Selected for two multi-billion dollar United States and United Kingdom government programs that make Rocket Lab’s HASTE launch vehicle eligible to compete for hypersonic flight tests. The two programs are the U.S. Air Force’s Enterprise-Wide Agile Acquisition Contract (“EWAAC”), a $46 billion program to develop new military capabilities; and the United Kingdom’s Ministry of Defence’s (“UK MOD”) Hypersonic Technologies & Capability Development Framework (“HTCDF”), a ~$1.3 billion (£1 billion) framework to rapidly develop advanced hypersonic capabilities for the allied nation. Selection to the UK MOD’s program marks the first time Rocket Lab’s HASTE launch services are now available to the United Kingdom.

Space Systems:
•Announced intention to acquire Mynaric, a leading provider of laser optical communications terminals for air, space, and mobile applications. This transaction, if completed, would represent Rocket Lab expansion into Europe, with the intention of scaling the production of Mynaric’s optical terminals to serve a growing list of government and commercial single satellites and large constellations, as well as integrate the products within Rocket Lab’s own future satellite constellation.
•Expanded Rocket Lab’s space systems line-up to include standardized and highly-scalable products across space-grade solar power and satellite radios. These include the STARRAY family of customizable, next-generation solar arrays to meet the power requirements of small satellite missions; the expanded suite of Frontier radios for reliable command and control of satellite missions in Earth orbit and deep space; and next-generation space software for satellite constellation management.

Second Quarter 2025 Guidance
For the second quarter of 2025, Rocket Lab expects:
•Revenue between $130 million and $140 million.
•GAAP Gross Margins between 30% and 32%.
•Non-GAAP Gross Margins between 34% and 36%.
•GAAP Operating Expenses between $96 million and $98 million.
•Non-GAAP Operating Expenses between $82 million and $84 million.
•Expected Interest Expense (Income), net $3.1 million.
•Adjusted EBITDA loss of $28 million and $30 million.
•Basic Weighted Average Common Shares Outstanding of 514 million, including approximately 51 million of Series A Convertible Participating Preferred Stock.
See “Use of Non-GAAP Financial Measures” below for an explanation of our use of Non-GAAP financial measures, and the reconciliation of historical Non-GAAP measures to the comparable GAAP measures in the tables attached to this press release. We have not provided a reconciliation for the forward-looking Non-GAAP Gross Margin, Non-GAAP Operating Expenses or Adjusted EBITDA expectations for Q2 2025 described above because, without unreasonable efforts, we are unable to predict with reasonable certainty the amount and timing of adjustments that are used to calculate these non-GAAP financial measures, particularly related to stock-based compensation and its related tax effects. Stock-based compensation is currently expected to range from $13 million to $14 million in Q2 2025.

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Plan to reorganize corporate legal structure
Rocket Lab today announced it intends to establish a holding company structure. The new parent company, named Rocket Lab Corporation, will replace Rocket Lab USA, Inc as the public company listed on the Nasdaq stock exchange and will retain the “RKLB” ticker symbol. Existing shares of Rocket Lab will automatically convert on a one-for-one basis into shares of common stock of Rocket Lab Corporation. Trading is expected to continue uninterrupted on the Nasdaq Stock Market. The transaction will be accomplished pursuant to Section 251(g) of the Delaware General Corporation Law and no action will be required by Rocket Lab stockholders.
Rocket Lab’s Board of Directors and its executive officers, including founder and CEO Sir Peter Beck, will continue in their same roles at Rocket Lab Corporation. Rocket Lab USA, Inc will become a direct wholly owned subsidiary of Rocket Lab Corporation and continue to hold its existing subsidiaries and assets across the United States, Canada, New Zealand, and Australia.
The new company structure is expected to be in effect by June 1, 2025. As a result of the timing of the planned holding company reorganization, the company will hold its annual meeting of stockholders later this year, and intends to provide an update to investors on the anticipated timing of the 2025 annual meeting of stockholders following completion of the holding company reorganization transaction.
Conference Call Information
Rocket Lab will host a conference call for investors at 2 p.m. PT (5 p.m. ET) today to discuss these business highlights and financial results for our first quarter, to provide our outlook for the second quarter, and other updates.
The live webcast and a replay of the webcast will be available on Rocket Lab’s Investor Relations website: https://investors.rocketlabusa.com/events-and-presentations/events

+ Rocket Lab Investor Relations Contact
Patrick Vorenkamp
investors@rocketlabusa.com
+ Rocket Lab Media Contact
Murielle Baker
media@rocketlabusa.com
About Rocket Lab
Founded in 2006, Rocket Lab is an end-to-end space company with an established track record of mission success. We deliver reliable launch services, satellite manufacture, spacecraft components, and on-orbit management solutions that make it faster, easier, and more affordable to access space. Headquartered in Long Beach, California, Rocket Lab designs and manufactures the Electron small orbital launch vehicle, a family of flight-proven spacecraft, and the Company is developing the large Neutron launch vehicle for constellation deployment. Since its first orbital launch in January 2018, Rocket Lab’s Electron launch vehicle has become the second most frequently launched U.S. rocket annually and has delivered more than 200 satellites to orbit for private and public sector organizations, enabling operations in national security, scientific research, space debris mitigation, Earth observation, climate monitoring, and communications. Rocket Lab’s Photon spacecraft platform has been selected to support NASA missions to the Moon and Mars, as well as the first private commercial mission to Venus. Rocket Lab has three launch pads at two launch sites, including two launch pads at a private orbital launch site located in New Zealand and a third launch pad in Virginia. To learn more, visit www.rocketlabusa.com.
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FORWARD LOOKING STATEMENTS
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward looking statements contained in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements contained in this press release other than statements of historical fact, including, without limitation, statements regarding our expectations of financial results for the first quarter of 2025, launch and space systems operations, launch schedule and window, safe and repeatable access to space, Neutron development and anticipated timeline to launch, operational expansion and business strategy are forward-looking statements. The words “believe,” “may,” “will,” “estimate,” “potential,” “continue,” “anticipate,” “intend,” “expect,” “strategy,” “future,” “could,” “would,” “project,” “plan,” “target,” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including but not limited to the factors, risks and uncertainties included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as such factors may be updated from time to time in our other filings with the Securities and Exchange Commission (the “SEC”), accessible on the SEC’s website at www.sec.gov and the Investor Relations section of our website at www.rocketlabusa.com, which could cause our actual results to differ materially from those indicated by the forward-looking statements made in this press release. Any such forward-looking statements represent management’s estimates as of the date of this press release. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change.
+ USE OF NON-GAAP FINANCIAL MEASURES
We supplement the reporting of our financial information determined under Generally Accepted Accounting Principles in the United States of America (“GAAP”) with certain non-GAAP financial information. The non-GAAP financial information presented excludes certain significant items that may not be indicative of, or are unrelated to, results from our ongoing business operations. We believe that these non-GAAP measures provide investors with additional insight into the company's ongoing business performance. These non-GAAP measures should not be considered in isolation or as a substitute for the related GAAP measures, and other companies may define such measures differently. We encourage investors to review our financial statements and publicly filed reports in their entirety and not to rely on any single financial measure. Reconciliation of the non-GAAP financial information to the corresponding GAAP measures for the historical periods disclosed are included at the end of the tables in this press release. We have not provided a reconciliation for forward-looking non-GAAP financial measures because, without unreasonable efforts, we are unable to predict with reasonable certainty the amount and timing of adjustments that are used to calculate these non-GAAP financial measures, particularly related to stock-based compensation and its related tax effects. The following definitions are provided:
+ ADJUSTED EBITDA
EBITDA is defined as earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA further excludes items of income or loss that we characterize as unrepresentative of our ongoing operations. Such items are excluded from net income or loss to determine Adjusted EBITDA. Management believes this measure provides investors meaningful insight into results from ongoing operations.
+ OTHER NON-GAAP FINANCIAL MEASURES
Non-GAAP gross profit, gross margin, research and development, net, selling, general and administrative, operating expenses, operating loss and total other income (expense), net, further excludes items of income or loss that we characterize as unrepresentative of our ongoing operations. Such items are excluded from the applicable GAAP financial measure. Management believes these non-GAAP measures provide investors meaningful insight into results from ongoing operations.
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MEDIA RELEASE
ROCKET LAB USA, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2025 AND 2024
(unaudited; in thousands, except share and per share data)

	Three Months Ended March 31,
	2025	2024
Revenues:
Product revenues	$80,804	$54,146
Service revenues	41,765	38,621
Total revenues	122,569	92,767
Cost of revenues:
Cost of product revenues	53,869	40,827
Cost of service revenues	33,453	27,766
Total cost of revenues	87,322	68,593
Gross profit	35,247	24,174
Operating expenses:
Research and development, net	55,109	38,504
Selling, general and administrative	39,326	28,749
Total operating expenses	94,435	67,253
Operating loss	(59,188)	(43,079)
Other income (expense):
Interest expense, net	(2,586)	(898)
(Loss) gain on foreign exchange	(134)	311
Other income (expense), net	479	(589)
Total other expense, net	(2,241)	(1,176)
Loss before income taxes	(61,429)	(44,255)
Benefit (provision) for income taxes	813	(5)
Net loss	$(60,616)	$(44,260)
Net loss per share attributable to Rocket Lab USA, Inc.:
Basic and diluted	$(0.12)	$(0.09)
Weighted-average common shares outstanding:
Basic and diluted	505,614,185	489,994,709
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ROCKET LAB USA, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
AS OF MARCH 31, 2025 AND DECEMBER 31, 2024
(unaudited; in thousands, except share and per share data)

	March 31, 2025 (unaudited)	December 31, 2024
Assets
Current assets:
Cash and cash equivalents	$303,149	$271,042
Marketable securities, current	125,247	147,948
Accounts receivable, net	39,413	36,440
Contract assets	60,943	63,108
Inventories	125,588	119,074
Prepaids and other current assets	70,510	55,009
Total current assets	724,850	692,621
Non-current assets:
Property, plant and equipment, net	213,990	194,838
Intangible assets, net	56,181	58,637
Goodwill	71,020	71,020
Right-of-use assets - operating leases	52,137	53,664
Right-of-use assets - finance leases	14,272	14,396
Marketable securities, non-current	83,947	60,686
Restricted cash	5,102	4,260
Deferred income tax assets, net	3,765	3,010
Other non-current assets	29,709	31,210
Total assets	$1,254,973	$1,184,342
Liabilities and Stockholders’ Equity
Current liabilities:
Trade payables	$70,203	$53,059
Accrued expenses	12,141	19,460
Employee benefits payable	21,959	20,847
Contract liabilities	206,867	216,160
Current installments of long-term borrowings	20,490	12,045
Other current liabilities	16,456	17,954
Total current liabilities	348,116	339,525
Non-current liabilities:
Convertible senior notes, net	345,926	345,392
Long-term borrowings, net, excluding current installments	57,728	44,049
Non-current operating lease liabilities	50,643	51,965
Non-current finance lease liabilities	14,897	14,970
Deferred tax liabilities	1,027	891
Other non-current liabilities	5,342	5,097
Total liabilities	823,679	801,889
COMMITMENTS AND CONTINGENCIES
Stockholders’ equity:
Preferred stock, $0.0001 par value; authorized shares: 100,000,000; issued and outstanding shares: 50,951,250 and 0 at March 31, 2025 and December 31, 2024, respectively	5	—
Common stock, $0.0001 par value; authorized shares: 2,500,000,000; issued shares: 511,492,231 and 504,453,785 at March 31, 2025 and December 31, 2024, respectively; outstanding shares: 460,540,981 and 504,453,785 at March 31, 2025 and December 31, 2024, respectively	46	50
Treasury stock, at cost; shares: 50,951,250 and 0 at March 31, 2025 and December 31, 2024, respectively	—	—
Additional paid-in capital	1,307,930	1,198,909
Accumulated deficit	(874,317)	(813,701)
Accumulated other comprehensive loss	(2,370)	(2,805)
Total stockholders’ equity	431,294	382,453
Total liabilities and stockholders’ equity	$1,254,973	$1,184,342
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ROCKET LAB USA, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE THREE MONTHS ENDED MARCH 31, 2025 AND 2024
(unaudited; in thousands)

	For the Three Months Ended March 31,
	2025	2024
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(60,616)	$(44,260)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	8,707	8,313
Stock-based compensation expense	19,234	13,093
Loss on disposal of assets	13	3
Loss on extinguishment of long-term debt	—	1,330
Amortization of debt issuance costs and discount	831	639
Noncash lease expense	1,519	1,491
Change in the fair value of contingent consideration	—	(271)
Accretion of marketable securities purchased at a discount	(561)	(842)
Deferred income taxes	(585)	78
Changes in operating assets and liabilities:
Accounts receivable, net	(2,974)	3,939
Contract assets	2,165	(1,944)
Inventories	(6,308)	7,509
Prepaids and other current assets	(9,617)	(5,303)
Other non-current assets	1,571	(4,266)
Trade payables	9,779	(1,673)
Accrued expenses	(2,712)	3,200
Employee benefits payables	(253)	(622)
Contract liabilities	(9,294)	11,205
Other current liabilities	(3,699)	6,729
Non-current lease liabilities	(1,670)	(1,425)
Other non-current liabilities	245	489
Net cash used in operating activities	(54,225)	(2,588)
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property, equipment and software	(28,677)	(19,177)
Proceeds on disposal of assets, net	16	—
Purchases of marketable securities	(84,639)	(79,359)
Maturities of marketable securities	84,699	46,280
Net cash used in investing activities	(28,601)	(52,256)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from ATM Equity Offering	92,806	—
Issuance costs related to ATM Equity Offering	(2,088)	—
Proceeds from the exercise of stock options	48	943
Proceeds from Employee Stock Purchase Plan	2,237	507
Proceeds from sale of employees restricted stock units to cover taxes	17,310	5,119
Minimum tax withholding paid on behalf of employees for restricted stock units	(16,577)	(5,163)
Purchase of capped calls related to issuance of convertible senior notes	—	(43,168)
Proceeds from issuance of convertible senior notes	—	355,000
Proceeds from secured term loan	25,000	—
Repayments on secured term loan	(2,894)	(43,215)
Payment of debt issuance costs	(278)	(11,226)
Finance lease principal payments	(61)	(90)
Net cash provided by financing activities	115,503	258,707
Effect of exchange rate changes on cash and cash equivalents	272	(519)
Net increase in cash and cash equivalents and restricted cash	32,949	203,344
Cash and cash equivalents, and restricted cash, beginning of period	275,302	166,434
Cash and cash equivalents, and restricted cash, end of period	$308,251	$369,778
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ROCKET LAB USA, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
FOR THE THREE MONTHS ENDED MARCH 31, 2025 AND 2024
(unaudited; in thousands)
The tables provided below reconcile the non-GAAP financial measures Adjusted EBITDA, Non-GAAP gross profit, Non-GAAP research and development, net, Non-GAAP selling, general and administrative, Non-GAAP operating expenses, Non-GAAP operating loss and Non-GAAP total other income (expense), net with the most directly comparable GAAP financial measures. See above for additional information on the use of these non-GAAP financial measures.

	Three Months Ended March 31,
	2025	2024
NET LOSS	$(60,616)	$(44,260)
Depreciation	5,689	4,924
Amortization	3,018	3,389
Stock-based compensation expense	19,234	13,093
Transaction costs	1,378	372
Interest expense, net	2,586	898
Change in fair value of contingent consideration	—	(271)
(Benefit) provision for income taxes	(813)	5
Loss (gain) on foreign exchange	134	(311)
Accretion of marketable securities and cash equivalents purchased at a discount	(585)	(842)
Loss on disposal of assets	13	3
Loss on extinguishment of debt	—	1,330
ADJUSTED EBITDA	$(29,962)	$(21,670)
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	Three Months Ended March 31,
	2025	2024
GAAP Gross profit	$35,247	$24,174
Stock-based compensation	3,920	3,503
Amortization of purchased intangibles and favorable lease	1,823	1,743
Non-GAAP Gross profit	$40,990	$29,420
Non-GAAP Gross margin	33.4%	31.7%

GAAP Research and development, net	$55,109	$38,504
Stock-based compensation	(4,894)	(3,985)
Amortization of purchased intangibles and favorable lease	(165)	(229)
Non-GAAP Research and development, net	$50,050	$34,290

GAAP Selling, general and administrative	$39,326	$28,749
Stock-based compensation	(10,420)	(5,605)
Amortization of purchased intangibles and favorable lease	(776)	(932)
Transaction costs	(1,378)	(372)
Change in fair value of contingent consideration	—	271
Non-GAAP Selling, general and administrative	$26,752	$22,111

GAAP Operating expenses	$94,435	$67,253
Stock-based compensation	(15,314)	(9,590)
Amortization of purchased intangibles and favorable lease	(941)	(1,161)
Transaction costs	(1,378)	(372)
Change in fair value of contingent consideration	—	271
Non-GAAP Operating expenses	$76,802	$56,401

GAAP Operating loss	$(59,188)	$(43,079)
Total non-GAAP adjustments	23,376	16,098
Non-GAAP Operating loss	$(35,812)	$(26,981)

GAAP Total other expense, net	$(2,241)	$(1,176)
Loss (gain) on foreign exchange	134	(311)
Loss on disposal of assets	13	3
Loss on extinguishment of debt	—	1,330
Non-GAAP Total other expense, net	$(2,094)	$(154)
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